UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Jones Lang LaSalle Income Property Trust, Inc.
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Jones Lang LaSalle Income Property Trust, Inc.

December 19, 2011

Dear Stockholder:

On behalf of the board of directors of Jones Lang LaSalle Income Property Trust, Inc. (formerly known as Excelsior LaSalle Property Fund, Inc.), or JLL Income Property Trust, we invite you to attend the special meeting of stockholders to be held on January 20, 2012 at 8:30 a.m. Central time at JLL Income Property Trust’s executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601. We look forward to your attendance.

Attached for your review is a notice of the special meeting of stockholders and proxy statement for JLL Income Property Trust. Please respond at your earliest convenience to help us avoid potential delays and additional expense to solicit votes. Please read this letter and proxy statement carefully because your vote is very important!

Proposed Public Offering

Our board of directors and management team have been monitoring the real estate and equity markets closely in order to find the best opportunity possible to provide additional liquidity for our stockholders, reduce our leverage and benefit from the attractive investment opportunities for acquisition of commercial properties by expanding and further diversifying our portfolio. Due to the decline in market valuations of commercial real estate attributable to recent global economic conditions and the resulting volatility in the share prices of publicly listed REITs, we believe it would not be in the best interests of our stockholders to list our shares on a national securities exchange or effect any other complete liquidity event such as a sale of our company or our real estate portfolio. For these same reasons, however, we believe it could be an opportune time to raise additional capital to expand our portfolio and reduce our leverage, while providing additional liquidity to our stockholders. In order to reach these goals, we are moving toward conducting a continuous public offering of shares of two new classes of common stock which will be offered on a daily basis at a price based on our daily net asset value, or NAV. We intend to maintain a share repurchase plan applicable to the two new classes of shares that will have less restrictive limitations than our existing share repurchase program, which has been inactive since December 2008. The new share repurchase plan will allow holders of shares of either of the two new classes of stock to have their shares repurchased on a daily basis at a price based on that day’s NAV per share, subject to certain limitations. With stockholder approval and subject to the conditions described herein, your shares would ultimately convert into shares of one of the new classes of stock and, as a result, would become eligible for repurchase under the new share repurchase plan one year after they have converted to the new class of shares or sooner upon death or disability.

Classification and Subsequent Conversion of Outstanding Common Stock

In order to facilitate the public offering, we determined to change all of our currently outstanding and undesignated shares of common stock to Class E common stock and to classify two separate classes of common stock designated as Class A and Class M common stock. We intend to offer Class A shares and Class M shares to the public on a “best efforts” basis through LaSalle Investment Management Distributors, LLC, an affiliated broker-dealer that will serve as the dealer manager for the public offering. Holders of Class A shares, Class E shares and Class M shares will have equal rights in all respects, except that purchasers of Class M shares in the public offering will not pay selling commissions and we will not pay ongoing distribution fees with respect to Class M shares or any distribution fees or dealer manager fees with respect to Class E shares (until their conversion to Class M shares at which time they will become subject to dealer manager fees). Class E shares will automatically convert into Class M shares one year after the date that the registration statement relating to the public offering has been declared effective by the U.S. Securities and Exchange Commission, or the SEC, which we refer to as the offering commencement date. On or immediately prior to the offering commencement date, we will also pay a stock dividend to holders of Class E shares consisting of an additional number of Class E shares that will cause our NAV per Class E share to equal $10.00. Upon conversion of the Class E shares into Class M shares, the shares you currently own will become eligible for repurchase under the new share repurchase plan, at the then-current NAV per Class M share at the time of your choosing one year after the conversion, or sooner upon death or disability. The new share repurchase plan will supersede and replace our current share repurchase program and is intended to provide greater liquidity to stockholders. Subject to certain limitations, the share repurchase plan is intended to allow holders of Class A and Class M shares to request that we repurchase their shares during any calendar quarter up to an aggregate value (based on the repurchase price per share on the day the repurchase is effected) of 5% of the combined NAV of all classes of shares as of the last day of the previous calendar quarter, and an aggregate amount up to approximately 20% of our NAV per year, after they have been outstanding for at least one year. In addition, until our total NAV has first reached $800 million, repurchases of shares of all classes in the aggregate may not exceed 25% of the gross proceeds we receive from the commencement of the public offering through the last day of the prior calendar quarter. We believe that the proposed transaction is important to our ability to provide liquidity and long-term value to our stockholders.

While the number and classification of your shares will be affected by the classification of your shares as Class E shares and the stock dividend, there will be no effect on your proportional ownership interest in JLL Income Property Trust, your voting rights or your right to receive distributions. Accordingly, based on today’s NAV, the number of shares you own would go up by approximately five times and the value per share would be reduced as if divided by approximately five. In addition, with respect to the conversion of the Class E shares into Class M shares, all Class E stockholders will be treated the same and will have all shares converted in the same proportion, so that each stockholder’s proportional ownership interest in JLL Income Property Trust will remain the same, except for any changes as a result of the treatment of fractional shares as discussed in the accompanying proxy statement. All shares held by affiliates of our sponsor, Jones Lang LaSalle Incorporated, for which it contributed $10 million to our company, likewise will be treated in the same manner.

Compliance with “Blue Sky” Laws

Unlike our previous private offerings under Regulation D of the Securities Act of 1933, as amended, our public offering must be registered with the SEC and in each state or “blue sky” jurisdiction in which we intend to sell shares. As a condition to selling our shares in certain blue sky jurisdictions, we are required to include in our charter provisions consistent with those set forth in the Statement of Policy Regarding Real Estate Investment Trusts (REITs) of the North America Securities Administrator’s Association, or the NASAA REIT Guidelines, which set forth the blue sky laws applicable to public offerings of shares that are not listed on a stock exchange, which are referred to as “non-listed REITs.” We believe that conforming our charter to the blue sky laws will provide additional protections to stockholders and improve our corporate governance practices.

“Mini-Tender” Offers

In order to provide cost savings to JLL Income Property Trust and to align our charter with the charters of other non-listed REITs that conduct public offerings, we are proposing to include in our charter a provision that would require any person making a “mini-tender” offer for shares of our stock to comply with most of the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under our existing charter, if a “mini-tender” offer (i.e., a tender offer for less than 5% of our outstanding shares) occurs, a stockholder must make a decision whether or not to tender his, her or its stock without having the benefit of the full disclosure and notice requirements under the Exchange Act. Our board of directors believes that because there is no trading market for our stock, it is important that stockholders have adequate information to evaluate a mini-tender offer. Our board of directors believes that requiring any person making a mini-tender offer for our common stock to comply with most of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, will be beneficial to stockholders in making a decision on whether or not to tender in the event a mini-tender offer occurs. Although the proposed amendment to our Charter will increase the costs for a person making a mini-tender offer, this additional cost is outweighed by the benefit to stockholders associated with having more complete information. In addition, responding to mini-tender offers can be both costly and time consuming for JLL Income Property Trust. Our board of directors believes that the proposed amendment will minimize the costs associated with responding to mini-tender offers by deterring persons who are not willing to comply with the disclosure and notice requirements beneficial to stockholders from making a mini-tender offer. This provision is frequently included in charters of non-listed REITs that conduct public offerings.

Authorization of “Blank Check” Preferred Stock

In order to provide us with greater flexibility to, among other things, acquire additional assets or interests in other companies, raise capital or repay existing indebtedness, we are proposing to amend our charter to authorize 50,000,000 shares of preferred stock, commonly known as “blank check” preferred stock. The preferred stock may be issued from time to time in one or more classes or series, and our board of directors, without further approval of our stockholders, would be authorized to set the rights, preferences, privileges and restrictions applicable to each class or series of preferred stock. Although there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of common stock will not have any preemptive or similar rights to acquire any preferred stock that we may issue.

Amendments to Modernize Our Charter

Since our incorporation on May 28, 2004 under the laws of the State of Maryland, the law and industry standards regarding the charters of Maryland corporations have evolved. As a result, our board of directors has determined that our charter should be updated to reflect these developments and other ministerial changes. Among these amendments, we are seeking approval of provisions that will assist us in maintaining our status as a REIT, including a requirement for certain stockholders to provide us with certain information related to their stock ownership in us, and a provision denying stockholders appraisal rights unless our board of directors determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

In order to reorganize our capital structure and conduct our public offering as described above, we need the approval of our stockholders for certain amendments to our charter.

We thank you for your continued support of JLL Income Property Trust. If you have any questions regarding this proxy, please call your financial advisor or our Stockholder Services team at (312) 782-5800. Inquiries may also be submitted via email to JLLIPT@lasalle.com.

Regards,

C. Allan Swaringen Chief Executive Officer Jones Lang LaSalle Income Property Trust, Inc.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2012

Dear Stockholder:

On January 20, 2012, Jones Lang LaSalle Income Property Trust, Inc. (formerly known as Excelsior LaSalle Property Fund, Inc.), or JLL Income Property Trust, a Maryland corporation, will hold a special meeting of stockholders at JLL Income Property Trust’s executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601. The meeting will begin at 8:30 a.m. Central time. “We,” “our,” “us” and “our company” each refers to JLL Income Property Trust.

The purpose of this meeting is to consider and vote upon certain amendments to our charter, which can be categorized as five separate amendments, which would:

1.	change our currently outstanding, unclassified common stock into shares of Class E common stock which will automatically convert in the future into shares of a new class of stock designated as Class M common stock;

2.	conform our charter to the requirements of the Statement of Policy Regarding Real Estate Investment Trusts (“REITs”) of the North America Securities Administrators Association in order to facilitate the state registration process under the “blue sky” laws applicable to public offerings by non-listed REITs;

3.	require any person making a “mini-tender” offer for shares of our stock to comply with most of the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended;

4.	amend our charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors; and

5.	further modernize our charter based on developments in REIT law and industry practice.

Only stockholders of record as of the close of business on December 8, 2011, or the record date, are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. This proxy statement and proxy card are being mailed to you on or about December 19, 2011.

By Order of the Board of Directors of Jones Lang LaSalle Income Property Trust, Inc.

Gordon G. Repp General Counsel and Secretary Jones Lang LaSalle Income Property Trust, Inc. December 19, 2011

Your vote is important without regard to the number of shares you own on the record date. Although you are invited to attend the meeting and vote your shares in person, if you are unable to attend, you can authorize a proxy to vote your shares easily and quickly by mail, over the internet or by touch-tone telephone. In order to authorize your proxy by mail, please indicate your voting instructions on the enclosed proxy ballot, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to authorize your proxy by touch-tone telephone or over the internet, follow the instructions on the enclosed proxy card.

If, after providing voting instructions, you later decide to change your vote, you may do so by (i) attending the meeting, including any adjournments or postponements thereof, revoking your proxy and voting your shares in person or (ii) submitting a new proxy authorization by mail, via the internet or by touch-tone telephone. Your subsequent proxy authorization will supersede any proxy authorization you previously made.

i

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at the special meeting of stockholders. To make this information easier to understand, we have presented the information below in a question and answer format. “We,” “our,” “us” and “our company” each refers to Jones Lang LaSalle Income Property Trust, Inc., or JLL Income Property Trust.

When and where is the meeting?

The special meeting of the stockholders (the “meeting”) will be held on Friday, January 20, 2012 at 8:30 a.m. Central time at our executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601.

What is this document and why have I received it?

This proxy statement and the enclosed proxy card are being furnished to you, as a stockholder of JLL Income Property Trust, because JLL Income Property Trust’s board of directors is soliciting your proxy to vote at the meeting. This proxy statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

When you sign the proxy card, you appoint C. Allan Swaringen, our Chief Executive Officer and President, and Gordon G. Repp, our General Counsel and Secretary, as your representatives at the meeting. Messrs. Swaringen and Repp will vote your shares at the meeting according to your instructions on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card, or authorize a proxy by telephone or over the internet in advance of the meeting just in case your plans change.

We intend to mail this proxy statement and accompanying proxy card on or about December 19, 2011 to all stockholders of record entitled to vote at the special meeting.

How is this solicitation being made?

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, or our affiliates, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We do not currently anticipate engaging a professional proxy solicitation firm to assist in the solicitation of proxies though we may do so if we deem appropriate. In addition to mailing proxy solicitation material, our directors and officers may also solicit proxies in person, via the internet, by telephone or by any other electronic means of communication we deem appropriate.

What is to be considered at the meeting?

Our board of directors is proposing that our stockholders approve certain amendments to our charter, which can be categorized as five separate amendments and would:

1.	change our currently outstanding, unclassified common stock into shares of Class E common stock which will automatically convert in the future into shares of a new class of stock designated as Class M common stock;

2.	conform our charter to the requirements of the Statement of Policy Regarding Real Estate Investment Trusts (“REITs”) of the North America Securities Administrators Association, or the NASAA REIT Guidelines, in order to facilitate the state registration process under the “blue sky” laws applicable to public offerings by non-listed REITs;

3.	require any person making a “mini-tender” offer for shares of our stock to comply with most of the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

4.	amend our charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors; and

5.	further modernize our charter based on developments in REIT law and industry practice.

Why are you proposing the classification of the company’s common stock as Class E shares which will convert automatically in the future into shares of a new class of shares designated as Class M shares?

Our board of directors and management team have been monitoring the real estate and equity markets closely in order to find the best opportunity possible to provide additional liquidity for our stockholders, reduce our leverage and benefit from the attractive investment opportunities for acquisition of commercial properties by expanding and further diversifying our portfolio. To that end, our board of directors has determined that it is in the best interests of JLL Income Property Trust and our stockholders to conduct a continuous public offering of two new classes of common stock designated as Class A and Class M common stock, the proceeds of which we may use to, among other things, fund additional real estate investments and improvements to our existing investments and provide greater liquidity to our existing stockholders. We also expect that raising capital through the public offering will enable us to use modest amounts of leverage, if any, to finance our new acquisitions in order to reduce our overall portfolio leverage. The new share repurchase plan to be adopted in connection with the public offering will be structured to provide greater liquidity to stockholders than our existing share repurchase program which has been inactive since December 2008, subject to certain limitations described herein.

In order to avoid having an ultimate capital structure with three share classes, our board of directors has determined, subject to stockholder approval, to change our currently outstanding shares of common stock into Class E shares, which will automatically convert into Class M shares one year after the commencement of the initial public offering. We have not repurchased any shares of our common stock since December 2008. Although we may determine to conduct one or more tender offers in the future, we anticipate that any such tender offer would likely be oversubscribed. As a result, we expect that there may be pent up demand for repurchases pursuant to the new share repurchase plan when the Class E shares issued to our existing stockholders convert to Class M shares and become eligible for repurchase. This potential for pent up demand for repurchases could make our Class A and Class M shares less attractive to new investors in our public offering who may prefer that their investment proceeds be applied to new real estate investments, improvements to our existing investments or reductions in our leverage. To assure these investors that their investment proceeds will not be used solely or principally to fund repurchases of our existing shares, our board of directors has structured the proposed classification so that the Class E shares will not convert to Class M shares until one year after our Registration Statement on Form S-11 for the public offering, or the registration statement, is declared effective by the U.S. Securities and Exchange Commission, or the SEC, which we refer to as the offering commencement date. Upon conversion of the Class E shares into Class M shares, the shares will become eligible for repurchase under the new share repurchase plan one year after the conversion date or sooner in the event of death or disability.

Will the classification and subsequent conversion of JLL Income Property Trust’s common stock impact my voting rights, right to receive distributions, liquidation rights or proportional ownership interest in the company?

The classification and subsequent conversion of our common stock will have no impact on your voting rights or proportional ownership interest in our company. The classification and subsequent conversion will have no impact on your rights upon a liquidation of our company, except that these rights will be determined ratably in proportion to the net asset value, or NAV, per share of the class of shares owned by you, rather than in proportion to the number of shares of common stock (regardless of class) owned by you. Because certain fees will not be charged with respect to the Class E shares related to the distribution of the Class A and Class M shares in the public offering, the NAV per share of the Class E shares may be greater than the NAV per share of the Class A and Class M shares. As a result, the shares you hold as a result of the classification may be entitled to a larger portion of proceeds in the event of liquidation of our company than an equal number of Class A or Class M shares. The classification will not affect your rights to receive distributions, but the per share amount of distributions may differ with respect to each class as a result of the allocation of certain class-specific expenses. For the purpose of calculating distributions per share, we intend to allocate class-specific expenses in accordance with the record share method, pursuant to which the total amount to be distributed will be increased by the class-specific expenses and the resulting amount, on a per share basis, will be reduced for each class of shares by the per share amount of any class-specific expenses allocable to such class.

How will the classification and conversion be implemented?

The classification of our common stock will only take effect in the event that the proposed Second Articles of Amendment and Restatement of JLL Income Property Trust, which we refer to as the proposed amended and restated charter, is filed with and accepted for record by the State Department of Assessments and Taxation of Maryland, or SDAT. We do not intend to file the proposed amended and restated charter with SDAT until approximately one month prior to the offering commencement date. If the SEC does not declare our registration statement effective or we do not file the proposed amended and restated charter with SDAT, the classification of our common stock will not occur.

If we file the proposed amended and restated charter with SDAT, the ultimate effect of the change of our currently outstanding shares of common stock into Class E shares, and their subsequent conversion into Class M shares at a future date, will be to reorganize our capital structure into two classes of common stock, each of which we intend to offer perpetually to the public and repurchase at prices established daily based on their NAV per share. The impact of the classification is discussed in detail under “Proposal No. 1(a) — Amendments to Provide for the Classification of Common Stock” and reflected in the proposed amended and restated charter included as Appendix A to this proxy statement.

Will my shares be eligible for repurchase pursuant to the new share repurchase plan?

If the proposed amended and restated charter is approved by the stockholders and is filed with, and accepted for record by, SDAT, your shares will be automatically changed into Class E shares as described above and in more detail in “Proposal No. 1(A) — Amendments to Provide for the Classification of Common Stock” below. Currently, our shares of common stock are held in book-entry form and reflected in the books of our transfer agent, BNY Mellon Investment Servicing (US) Inc. The subsequent conversion of your Class E shares into Class M shares will be effected electronically by our transfer agent.

Upon conversion of your Class E shares into Class M shares, your shares will become eligible for repurchase under the share repurchase plan applicable to Class A and Class M shares as if you purchased your Class M shares on the conversion date. As a result, subject to certain limitations, you will be eligible to have your shares repurchased at the then-current NAV per Class M share at the time of your choosing one year after the conversion, or sooner upon death or disability. The share repurchase plan is intended to allow holders of Class A and Class M shares to have their shares repurchased in an aggregate amount up to approximately 20% of our NAV per year after the shares have been held for one year, or immediately upon the death or disability of the stockholder. In addition, until our total NAV has first reached $800 million, repurchases of shares of all classes in the aggregate may not exceed 25% of the gross proceeds received by us from the commencement of the public offering through the last day of the prior calendar quarter. Although we expect that the new share repurchase plan will afford greater liquidity to our stockholders, given the limitations described above and the ability of our board of directors to terminate, suspend or modify the plan at any time, our shares will continue to have limited liquidity and at times may be illiquid.

Why are you proposing to amend the charter to comply with the NASAA REIT Guidelines?

In order to proceed with the public offering of Class A and Class M shares, our charter must comply with the NASAA REIT Guidelines which facilitate the state registration process under the “blue sky” laws adopted by the various states and territories in which we intend to sell shares in the offering. Because our previous offerings were private offerings under Regulation D of the Securities Act of 1933, as amended, or the Securities Act, these offerings were exempt from the requirements of the blue sky laws, which apply to non-listed REITs engaged in public offerings. Unlike our previous private offerings under Regulation D, our public offering must be registered in each state or territory, which we refer to as a blue sky jurisdiction. As a condition to selling our common stock in certain blue sky jurisdictions, certain state securities administrators require us to include in our charter provisions consistent with those set forth in the NASAA REIT Guidelines.

How will the proposed amendments to the charter to comply with the NASAA REIT Guidelines impact stockholders?

The amendments to the charter to comply with the blue sky laws provide additional protections to stockholders by, among other things, restricting our company from making certain investments, providing for certain limitations and requirements in transactions between the company and its affiliates, requiring a more restrictive definition of director independence and imposing additional responsibilities on our board of directors, including the independent directors. The effects of these amendments are discussed in detail under “Proposal No. 1(b) – Amendments to Comply with Blue Sky Laws” and reflected in the proposed amendment and restatement of the charter included as Appendix A to this proxy statement.

The proposed amendments to the charter to comply with the blue sky laws will only take effect in the event that the proposed amended and restated charter is filed with and accepted for record by SDAT. We do not intend to file the proposed amended and restated charter until approximately one month prior to the offering commencement date. We may determine not to proceed with the public offering, in which case we would not file the proposed amended and restated charter with SDAT. In addition, if the stockholders approve the amendments to the charter to comply with the NASAA REIT Guidelines, but vote against the proposal to amend the charter to change the currently outstanding common stock into Class E shares, we may file an amended and restated charter solely to comply with the NASAA REIT Guidelines, which would enable us to proceed with a public offering without modifying the terms of the currently outstanding shares of common stock.

Why are you proposing to amend the charter to include a provision that would require any person making a “mini-tender” offer to comply with the requirements set forth in Regulation 14D of the Exchange Act?

We are proposing to include in our charter a provision that would require any person making a tender offer for less than 5% of our outstanding stock, or a “mini-tender” offer, to comply with most of the requirements set forth in Regulation 14D of the Exchange Act in order to provide cost savings to JLL Income Property Trust and to align our charter with the charters of other non-listed REITs that conduct public offerings and to ensure that our stockholders have the information necessary to make an informed investment decision with respect to any “mini-tender” offer. Currently, in the event of a “mini-tender” offer a stockholder must make a decision whether or not to tender his, her or its stock without having the benefit of the full disclosure and notice requirements under the Exchange Act. Our board of directors believes that because there is no trading market for our stock, it is important that stockholders have adequate information to evaluate a mini-tender offer. Our board of directors believes that requiring any person making a mini-tender offer for our stock to comply with most of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, will be beneficial to stockholders in making a decision on whether or not to tender in the event a mini-tender offer is commenced. Although the proposed amendment will increase the costs for a person making a mini-tender offer, this additional cost is outweighed by the benefit to stockholders associated with having more complete information. In addition, responding to mini-tender offers can be both costly and time consuming for

JLL Income Property Trust. Our board of directors believes that the proposed amendment will minimize the costs associated with responding to mini-tender offers by deterring persons who are not willing to comply with the disclosure and notice requirements beneficial to stockholders from making a mini-tender offer. In addition, our board of directors believes that this provision is frequently included in charters of non-listed REITs that conduct public offerings.

Why are you proposing to amend the charter to authorize “blank check” preferred stock?

We are proposing to amend our charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors, in order to provide us with greater flexibility to, among other things, acquire additional assets or interests in other companies, raise capital or repay existing indebtedness. “Blank check” preferred stock is commonly authorized by public companies, including REITs, and can be issued as a means of raising capital and making acquisitions. In particular, when companies utilize senior classes of securities to raise capital, they often negotiate the terms of the securities to meet the needs of both the investors and the issuing company. These negotiated terms may include, without limitation, liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt to raise capital. By authorizing “blank check” preferred stock, we would increase our operational flexibility.

How does the board of directors recommend I vote on the proposals?

The board of directors recommends a vote FOR each of the amendments to our charter.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

What are the voting rights and quorum requirements?

Holders of record of our shares as of the close of business on December 8, 2011, the record date, are entitled to receive notice of the meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. As of the record date, 4,147,140 shares of our common stock were issued and outstanding and entitled to vote. You are entitled to one vote for each share of common stock you held as of the record date.

The presence, in person or by proxy, of a majority of our outstanding shares entitled to vote at the meeting is required in order for a quorum to be constituted. Approval of the proposals to amend our existing charter requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairman of the meeting may adjourn the meeting from time to time to a date not more than 120 days from the original record date for the meeting to permit further solicitation of proxies.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present but will have the same effect as votes against the proposals to amend our charter. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in person by attending the meeting at the location listed above. If you intend to vote in person at the meeting, you must bring a valid government-issued photo identification, such as a driver’s license or a passport. Additionally, you may use any of the following three options for authorizing a proxy to vote your shares prior to the meeting:

1.	via the internet by going to www.proxyvote.com and following the on-screen directions;

2.	by phone by calling the number listed on the proxy card and following the instructions; or

3.	by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received prior to the meeting and are not revoked will be voted at the meeting. Shares represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no specification is made on a properly executed proxy, it will be voted FOR each proposal.

Even if you plan to attend the meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares. Follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Can I change my vote after submitting my proxy?

You may revoke a previously submitted proxy at any time prior to the meeting by either:

1.	submitting a written notice of revocation to the Secretary of Jones Lang LaSalle Income Property Trust, Inc., c/o Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601, which must be received prior to the meeting, must be signed and must include your name and account number;

2.	submitting another properly executed proxy with a later date if received prior to the meeting; or

3.	attending the meeting and voting in person.

If we receive proxy authorizations by telephone or over the internet, we will use procedures reasonably designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies authorized by telephone or over the internet may be revoked at any time before they are voted in the same manner that proxies authorized by mail may be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How can I get additional copies of this proxy statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this proxy statement and all other relevant documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov, from our website at www.lasalle.com/JLLIPT, or by calling our Stockholder Services team at (312) 782-5800.

In addition, we file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. You may also read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

Statements included or incorporated by reference in this proxy statement that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements. These statements are only predictions. We caution that forward looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.

The forward-looking statements included or incorporated by reference herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	our ability to effectively deploy the proceeds raised in our public offering;

•	changes in global economic conditions generally and the real estate and capital markets specifically;

•	business opportunities that may be presented to and pursued by us;

•	supply and demand for properties in our current and any proposed market areas;

•	tenant and mortgage loan delinquencies, defaults and tenant bankruptcies;

•	availability and creditworthiness of prospective tenants;

•	legislative or regulatory changes (including changes to the laws governing the taxation of REITs);

•	interest rates; and

•	changes to U.S. generally accepted accounting principles.

Any of the assumptions underlying forward-looking statements could be inaccurate. You are cautioned not to place undue reliance on any forward-looking statements included or incorporated by reference in this proxy statement. All forward-looking statements are made as of the date of this proxy statement and the risk that actual results will differ materially from the expectations expressed in this proxy statement will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this proxy statement, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference in this proxy statement, the inclusion of such forward looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this proxy statement will be achieved.

PROPOSAL NO. 1

AMENDMENT AND RESTATEMENT OF THE CHARTER

Background

Our board of directors and management team have been monitoring the real estate and equity markets closely in order to find the best opportunity possible to provide additional liquidity for our stockholders, reduce our leverage and benefit from the attractive investment opportunities for acquisition of commercial properties by expanding and further diversifying our portfolio. To that end, our board of directors has determined that it is in the best interests of JLL Income Property Trust and our stockholders to conduct a continuous public offering of two new classes of common stock designated as Class A and Class M common stock, the proceeds of which we may use to, among other things, fund additional real estate investments and improvements to our existing investments and provide greater liquidity to our existing stockholders. We also expect that raising capital through the public offering will enable us to use modest amounts of leverage, if any, to finance our new acquisitions in order to reduce our overall portfolio leverage. The new share repurchase plan to be adopted in connection with the public offering will be structured to provide greater liquidity to stockholders than our existing share repurchase program which has been inactive since December 2008, subject to certain limitations described herein.

The Public Offering

We intend to create two new classes of common stock designated as Class A shares and Class M shares. We plan to conduct a continuous public offering of up to $3 billion in any combination of Class A and Class M shares, including $2.7 billion for the primary offering and $300 million pursuant to the distribution reinvestment plan, at prices established daily based on NAV. Although we will register a fixed dollar amount of our shares pursuant to the registration statement, we intend effectively to conduct a continuous offering of an unlimited number of shares of our common stock over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 of the Securities Act. The shares will be offered through LaSalle Investment Management Distributors, LLC, a broker-dealer subsidiary of our sponsor, which will serve as our dealer manager. The dealer manager will be required only to use its best efforts to sell the shares, which means that no underwriter, broker-dealer or other person will be obligated to purchase any shares. As a result, the amount of proceeds we may receive pursuant to the public offering is uncertain. Stockholder approval is not required to create the Class A or Class M share classes or to authorize the public offering. We filed a registration statement for the public offering with the SEC on November 14, 2011, which is subject to revision based on review and comment by the regulatory bodies. Because the shares of our common stock to be sold in the public offering will not be listed on a national securities exchange, we are also required to file the registration statement with each blue sky jurisdiction in which we intend to offer the shares to the public.

Because the shares will not be listed for trading on a national securities exchange, there will be no public trading market to provide liquidity for stockholders. The share repurchase plan applicable to the Class A and Class M shares that we intend to adopt in connection with the public offering is intended to provide greater liquidity than the liquidity available to currently outstanding shares of stock. However, the share repurchase plan may be terminated, amended or suspended by our board of directors at any time without stockholder approval and is subject to certain limitations. As a result, all classes of our shares of common stock will continue to have limited liquidity and at all times may be illiquid. The share repurchase plan will provide that shares of Class A and Class M common stock may generally be repurchased at prices established daily based on NAV. Repurchases will be limited to shares whose aggregate value (based on the repurchase price per share on the day the repurchase is effected) is equal to approximately 20% of our total NAV in any 12-month period, administered as a limitation each calendar quarter of 5% of the combined NAV of each of the Class A and Class M shares as of the last day of the previous quarter. In addition, until our total NAV has first reached $800 million, repurchases of shares of all classes in the aggregate may not exceed 25% of the gross proceeds we receive from the commencement of the public offering through the last day of the prior calendar quarter. No shares may be repurchased within one year of the date of purchase other than upon death or disability of a stockholder.

Classification of Currently Outstanding Common Shares as Class E Shares

In order to avoid having an ultimate capital structure with three share classes, our board of directors has determined, subject to stockholder approval, to change our currently outstanding shares of common stock into Class E shares, which will automatically convert into Class M shares one year after the offering commencement date. In addition, on or immediately prior to the offering commencement date, we will pay a stock dividend to holders of Class E shares consisting of an additional number of Class E shares that will cause the NAV per Class E share to equal $10.00 on the offering commencement date. The stock dividend does not require stockholder approval and is not being submitted for a stockholder vote. Holders of Class E shares will otherwise have rights that are equal to the rights of the Class A and Class M stockholders, except that no selling commissions, dealer manager fees or distribution fees related to the public offering will be payable with respect to the Class E shares. Because certain fees related to the distribution of the Class A and Class M shares in the public offering will not be charged with respect to the Class E shares, the NAV per Class E share that we will calculate and publish daily during the public offering is expected to be slightly higher than the NAV per share for each of the Class A and Class M shares.

We have not repurchased any shares pursuant to our share repurchase program since December 2008. Although we may determine to conduct one or more tender offers in the future, we anticipate that any such tender offer would likely be oversubscribed. As a result, there may be pent up demand for repurchases pursuant to the new share repurchase plan when the Class E shares that we issue to our existing stockholders in the classification convert to Class M shares. This potential for pent up demand for repurchases could make our Class A and Class M shares less attractive to new investors in our public offering who may prefer that their investment proceeds be applied to new real estate investments, improvements to our existing investments or reductions in our leverage. To assure these investors that their investment proceeds will not be used solely to fund repurchases of our existing shares, our board of directors has structured the proposed classification so that the Class E shares will not convert to Class M shares, thereby becoming eligible for repurchase under the new share repurchase plan, until one year after the offering commencement date. The conversion of the Class E shares into Class M shares will be based on the relative value of Class E shares to Class M shares on the conversion date, in order to ensure that the converting stockholders’ proportional interests in the company will not be affected by the conversion. Upon conversion of the Class E shares into Class M shares, the shares will become eligible for repurchase under the new share repurchase plan as if they were purchased on the conversion date, and the shares may be repurchased at the then-current NAV per Class M share at the time of your choosing one year after the conversion, or sooner upon death or disability. The change of the currently outstanding shares of common stock into Class E shares and the subsequent conversion of the Class E shares into Class M shares will not affect your proportional ownership interest in our company or your voting or dividend rights.

Amendments to Charter

Our board of directors has declared the amendments to our charter, as described below, advisable and has directed that the proposals to amend our charter be submitted for consideration at the meeting. A form of the proposed amended and restated charter, marked to reflect the changes to our current charter, is included as Appendix A to this proxy statement. The summaries below of the provisions of the proposed and amended restated charter are qualified in their entirety by reference to Appendix A. The proposed amendments to the current charter would:

1.	change our currently outstanding, unclassified shares of common stock into Class E shares;

2.	conform our charter to the requirements of the NASAA REIT Guidelines in order to facilitate the state registration process under the blue sky laws applicable to public offerings by non-listed REITs;

3.	require any person making a “mini-tender” offer for shares of our stock to comply with most of the requirements set forth in Regulation 14D of the Exchange Act;

4.	amend our charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors; and

5.	further modernize our charter based on developments in REIT law and industry practice.

Although the discussion in this proxy statement of the information and factors considered by our board of directors in approving the amendments to our charter is believed to include the material factors considered by our board of directors, it is not intended to be exhaustive and may not include all of the factors that were considered. In reaching its determination to approve and recommend the amendments to our charter, our board of directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the proposal is advisable and in the best interests of the company. Rather, our board of directors based its position and recommendations on the totality of the information presented to, and factors considered by, our board of directors. In addition, individual members of our board of directors may have given differing weights to different factors.

Implementation of Proposed Amendments

If these proposals are approved by stockholders at the meeting, the proposed amendments to the charter described in these proposals will become effective upon the filing of the proposed amended and restated charter with, and acceptance for record of the proposed amended and restated charter by, SDAT. We intend to cause the proposed amended and restated charter to become effective approximately one month prior to the date on which we expect the SEC to declare the registration statement for the public offering effective, if ever. Alternatively, if the stockholders approve Proposal 1(C) — “Amendment to Charter Regarding Tender Offers,” but do not approve one or more of the other proposals described in this proxy statement, we may file an amended and restated charter to reflect Proposal 1(C) only, which will become effective upon the filing with, and acceptance for record by, SDAT of the articles of amendment to the charter.

Vote Required

Approval of the proposals to amend our existing charter requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of our common stock. Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present but will have the same effect as votes against the proposals to amend our charter. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

PROPOSAL NO. 1(A)

AMENDMENTS TO PROVIDE FOR THE CLASSIFICATION OF COMMON STOCK

The Amendments to Our Charter

To effectuate the change of our currently outstanding, unclassified common stock into Class E common stock and to designate two new classes of common stock, Class A and Class M, as described in more detail above, we will need to amend our charter as described below. The summaries of the provisions of the proposed amended and restated charter are qualified in their entirety by reference to Appendix A.

Classification

If approved by our stockholders, the proposed amended and restated charter will provide that upon the filing of the proposed amended and restated charter with, and acceptance for record of the proposed amended and restated charter by, SDAT, each currently outstanding share of common stock shall be changed into a Class E share.

Our charter currently provides for an authorized capitalization of 100,000,000 shares of common stock. Upon the effectiveness of the proposed amended and restated charter, the number of authorized shares of common stock will be increased to 1,000,000,000 and all of the 1,000,000,000 authorized shares of common stock will be classified to consist of 400,000,000 shares of Class A common stock, 200,000,000 shares of Class E common stock and 400,000,000 shares of Class M common stock.

The Class E shares will be identical to the currently outstanding shares of common stock in all material respects, with the following exceptions:

1.	The provisions in the charter relating to dividend and liquidation rights will be amended to reflect the multiple class capital structure. Under our current charter, holders of our outstanding common stock are entitled to receive distributions upon a liquidation of our company and other dividends ratably in proportion to the number of shares of common stock held by them. The proposed amended and restated charter will reflect that the holders of Class E shares, as well as holders of Class A and Class M shares, will be entitled to receive distributions upon liquidation of our company and other dividends ratably in proportion to the NAV per share of the class of shares owned by the stockholder. Because certain distribution-related fees associated with our intended public offering of Class A and Class M shares will not be charged with respect to the Class E shares, it is anticipated that the Class E NAV per share will be greater than the NAV per share of the Class A and Class M shares.

2.	The Class E shares will automatically convert into Class M shares on a future date as described below.

Conversion

If approved by our stockholders, the proposed amendments to our charter will provide that one year after the offering commencement date, each Class E share will automatically convert into Class M shares at a conversion ratio that will cause the proportional ownership interest in our company (based on the most recently determined NAV per share for each respective class as of the date of conversion) of the holder of the Class E shares to be unaffected. Although the NAV per share for Class E and Class M shares will be identical as of the offering commencement date (i.e. $10.00), because of the differences related to distribution fee charges described above, it is anticipated that the conversion ratio will be slightly greater than one Class M share for each Class E share as of the conversion date.

The Class A and Class M shares will be identical in all material respects, with the following exceptions:

1.	No selling commissions or distribution fees will be payable with respect to Class M shares.

2.

Class M shares will be available for purchase only (i) through fee-based programs, or wrap accounts, of investment dealers, (ii) through participating broker-dealers that have alternative fee arrangements with their clients, (iii) through certain registered investment advisers, (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (v) by endowments, foundations, pension funds and other institutional investors or (vi) by our executive officers and directors and their immediate family members, as well as officers and employees of our advisor or other affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers.

Conforming Changes

Our proposed amended and restated charter reflects changes made for clarification and ministerial purposes, to reflect the existence of three classes of common stock and to be consistent with the Maryland General Corporation Law and other provisions in our charter. These may include, for example, clarification of certain defined terms and cross-references, as well as conforming language to the corresponding provisions of the Maryland General Corporation Law.

Reasons for the Amendments to the Charter

For the reasons described above and below, our board of directors determined to amend our charter to provide for (i) the change of our currently outstanding common stock into Class E shares and (ii) the subsequent conversion of Class E shares into Class M shares, and to submit these amendments to the stockholders for approval.

Our board of directors has been actively pursuing alternative ways to improve our financial position, including reducing our leverage, and providing additional liquidity to our current stockholders. Based on these analyses, our board of directors believes that conducting a continuous public offering may provide sufficient capital not only to reduce our leverage and provide additional liquidity to our current stockholders, but also to enable us to capitalize on opportunities resulting from attractive investment opportunities for acquisition of commercial properties attributable to the recent economic conditions.

In preparing for the public offering of the Class A and Class M shares, which will be offered and repurchased at prices established daily based on NAV, our board of directors was concerned that upon commencement of the public offering, we might receive a substantial number of repurchase requests from holders of Class M shares which converted from Class E shares. Our board of directors was concerned that such a substantial number of repurchase requests immediately following the commencement of the offering would (1) cause excessive restrictions on the ability of Class A and Class M stockholders to have their shares repurchased and (2) result in the application of a disproportionate amount of proceeds from the sale of Class A and Class M shares to fund repurchases of the Class M shares converted from Class E shares, which, in each case, would adversely affect our ability to raise capital in the public offering. Our board of directors believes that providing for the conversion of Class E shares into Class M shares one year after the offering commencement date may, at least in part, alleviate both of these concerns and allow us to achieve our capital raising objectives. The conversion also may allow our existing stockholders to realize additional liquidity over time.

Our board of directors weighed these advantages and opportunities against the fact that our existing stockholders will not have the opportunity to participate in our share repurchase plan applicable to Class A and Class M shares until at least one year after the offering commencement date, after which they will be subject to additional limitations pursuant to the repurchase plan. After consideration of this factor, our board of directors determined that this disadvantage was significantly outweighed by the potential benefits to our stockholders of providing for the conversion of the common stock.

Effects on Existing Stockholders

The ultimate effect of these amendments to our charter will be to reorganize our capital structure to consist of only two classes of common stock, both of which we intend to offer perpetually to the public and repurchase at prices established daily based on NAV. Initially, the outstanding shares of common stock will be classified as Class E shares. This classification will have no effect on the voting rights or the proportional ownership interests of our stockholders, except for any changes as a result of the treatment of fractional shares as discussed below. The classification will have no effect on the liquidation rights of our stockholders, except that these rights will be determined ratably in proportion to the NAV per share of the class of shares owned by the stockholder, rather than in proportion to the number of shares of common stock (regardless of class) owned by the stockholder. The classification will have no effect on the distribution rights of our stockholders, but the per share amount of distributions may differ with respect to each class as a result of the allocation of certain class-specific expenses. For the purpose of calculating distributions per share, we intend to allocate class-specific expenses in accordance with the record share method, pursuant to which the total amount to be distributed will be increased by the class-specific expenses and the resulting amount, on a per share basis, will be reduced for each class of shares by the per share amount of any class-specific expenses allocable to such class. On or immediately prior to the offering commencement date, we will pay a stock dividend to holders of Class E shares, of a number of Class E shares that will cause the NAV per Class E share to equal $10.00 on the offering commencement date. Because certain fees will not be charged with respect to the Class E shares related to the distribution of the Class A and Class M shares in the public offering, the NAV per share of the Class E shares will be greater than the NAV per share of the Class A and Class M shares. As a result, the Class E shares held by you following the classification would be entitled to a larger portion of proceeds in the event of liquidation of our company than an equal number of Class A or Class M shares.

The subsequent conversion of the Class E shares into Class M shares is expected to be slightly greater than one Class M share for each Class E share, subject to adjustment to ensure that the conversion will have no effect on the converting stockholders’ proportional interests in our company, except for any changes as a result of the treatment of fractional shares as discussed below. Because the number of shares that each stockholder will own will be increased (or decreased) by a product equal to the conversion ratio, each stockholder’s average cost basis should be adjusted by dividing (or multiplying) by the conversion ratio. The conversion will have no effect on the voting, dividend or liquidation rights of stockholders.

As an example of how existing stockholders will be affected by these amendments to the charter, consider a hypothetical stockholder who currently owns 1,000 shares of our common stock with a NAV per share of $53.60 (based on the company’s latest disclosure of NAV per share). Upon the filing with, and acceptance for record by, SDAT of the proposed amended and restated charter, the stockholder’s shares will be automatically changed into Class E shares. After giving effect to a stock dividend of 4,360 Class E shares, which will occur on or immediately prior to the offering commencement date, the stockholder will own 5,360 Class E shares with a NAV per share of $10.00. The Class E shares will automatically convert into Class M shares one year after the offering commencement date. Assuming the NAV per Class M share and the NAV per Class E share remain unchanged following the offering commencement date (i.e. $10.00 per share) and that no further adjustments to the conversion ratio are necessary, the conversion ratio would be 1-to-1. Following the conversion, the hypothetical stockholder would own 5,360 Class M shares with a NAV per share of $10.00. However, as described above, we anticipate that the conversion ratio will be slightly greater than one Class M share for each Class E share because of the differences related to distribution fee charges described above.

Treatment of Fractional Shares

We may issue fractional shares in connection with the stock dividend and conversion of Class E shares into Class M shares. Alternatively, at our option, we may determine not to issue fractional shares, in which case stockholders who otherwise would own a fractional share of the Class M common stock following the conversion will be entitled to receive cash in an amount equal to the fair market value of such fractional share of Class M common stock, as determined by our board of directors.

Certain Material U.S. Federal Income Tax Consequences of the Conversion of the Class E Shares into Class M Shares

The following is a summary of important tax considerations of the conversion of the Class E shares into Class M shares. It addresses only stockholders who, following the change of our currently outstanding, unclassified shares of common stock into Class E shares, will hold Class E shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their Class E shares as part of a straddle, hedge, or conversion transaction, and stockholders who acquired their Class E shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. We recommend that stockholders consult their tax advisors to determine the federal state, local, foreign and other tax consequences to them of the conversion in light of the stockholders’ particular circumstances.

A holder of Class E Shares generally will not recognize gain or loss on the conversion of Class E Shares into Class M Shares, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the Class M shares received will be equal to the aggregate tax basis of the converted Class E shares (excluding any portion of the holder’s basis allocated to fractional shares) and the holding period of the Class M shares received will include the holding period of the converted Class E shares exchanged.

A holder of the Class E shares who receives cash will generally be treated as having received fractional Class M Shares and exchanged such fractional share interest for cash in a repurchase that is subject to Section 302 of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. The repurchase will be treated as a sale of the fractional share, and not as a dividend, if the receipt of cash (a) is “substantially disproportionate” with respect to the holder, (b) results in a “complete termination” of the holder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the holder, in each case taking into account shares both actually and constructively owned by such holder (under certain constructive ownership rules). A distribution is not essentially equivalent to a dividend if the holder undergoes a “meaningful reduction” in the holder’s proportionate interest. If the repurchase is treated as a sale, the holder will recognize gain or loss equal to the difference between the tax basis allocated to the fractional share interest and the cash received. If the repurchase does not meet one of the Section 302 tests, the cash distribution will be treated as a dividend to the extent of our earnings and profits properly allocable to such distribution, and then as a recovery of the holder’s tax basis (which may include the basis of all of the holder’s shares), and finally as gain from the sale of stock.

Whether a holder who receives cash in lieu of fractional shares will have a meaningful reduction in ownership depends, in part, on the size of the holder’s percentage interest in our common stock and the extent to which the holder’s cash distribution per share (taking into account shares retained by and repurchased from the holder) is greater or less than the average cash distribution per share (taking into account all of our outstanding shares). In addition, if we issue shares pursuant to a public offering and such issuance is treated as part of a “firm and fixed plan” that includes the fractional share repurchases, the dilution in ownership resulting from such offering would be taken into account in applying the Section 302 tests, which generally should result in sale treatment for holders.

We recommend that stockholders consult their own tax advisors to determine the extent to which their fractional share repurchase is treated as a sale or a dividend and the tax consequences thereof.

Comparison of Currently Outstanding Common Stock to Class E and Class M Common Stock

	Currently Outstanding Common Stock	Class E Common Stock	Class M Common Stock
Public Offering	Not offered publicly.	Not offered publicly.	To be offered to the public at prices established daily based on NAV per Class M share. Class M shares will not be listed for trading on any national securities exchange.

Mandatory Conversion	None.	Automatically converts into Class M shares one year after the offering commencement date.	None.

Voting Rights	One vote per share on all matters voted upon by stockholders.	One vote per share on all matters voted upon by stockholders.	One vote per share on all matters voted upon by stockholders.

Distribution Rights	Entitled to such distributions as may be authorized from time to time by our board of directors in its discretion.	Entitled to such distributions as may be authorized from time to time by our board of directors in its discretion. Because different fees are charged with respect to each class, per share amounts will vary among share classes and will be determined according to the record share method, pursuant to which the total amount to be distributed will be increased by the class-specific expenses and the resulting amount, on a per share basis, will be reduced for each class of shares by the per share amount of any class-specific expenses allocable to such class.	Entitled to such distributions as may be authorized from time to time by our board of directors in its discretion. Because different fees are charged with respect to each class, per share amounts will vary among share classes and will be determined according to the record share method, pursuant to which the total amount to be distributed will be increased by the class-specific expenses and the resulting amount, on a per share basis, will be reduced for each class of shares by the per share amount of any class-specific expenses allocable to such class.

	Currently Outstanding Common Stock	Class E Common Stock	Class M Common Stock
Repurchase Eligibility	Pursuant to the Share Repurchase Program, we may provide limited liquidity by conducting tender offers pursuant to which we would offer to repurchase a specific percentage, number or dollar amount of outstanding shares. We are under no obligation to conduct any such tender offer and have not conducted any such tender offer since December 2008.	Not eligible for repurchase until Class E shares have converted to Class M shares.	Stockholders may request on a daily basis that we repurchase all or any portion of their Class A or Class M shares at a price equal to the NAV per share for the class of shares being repurchased. Repurchases of Class A and Class M shares are limited during any quarter to 5% of our NAV. Until our NAV first reaches $800 million, aggregate repurchases of both classes may not exceed 25% of the gross proceeds received by us from the commencement of the offering through the end of the previous quarter. Our board may modify or suspend the share repurchase plan without stockholder approval.

Liquidation Rights	Entitled to liquidation payments equal to pro rata interest in all assets of the company after payment of all claims and obligations of the company including any senior securities.	Entitled to liquidation payments equal to (1) NAV per Class E share and (2) if available assets are insufficient to pay this liquidation preference, the stockholder’s pro rata interest among the holders of each share class in the same proportion as the respective amounts that would be payable on such share class if all amounts payable thereon were paid in full.	Entitled to liquidation payments equal to (1) NAV per Class M share and (2) if available assets are insufficient to pay this liquidation preference, the stockholder’s pro rata interest among the holders of each share class in the same proportion as the respective amounts that would be payable on such share class if all amounts payable thereon were paid in full.

Dealer Manager Fee	None.	None.	Up to 1/365th of 0.55% of the Class M NAV per day on a continuous basis from year to year.

Distribution Fee	None.	None.	None.

Our board of directors unanimously recommends a vote “FOR” the amendments to our charter to provide for the change of the currently outstanding shares of common stock into Class E shares.

PROPOSAL NO. 1(B)

AMENDMENTS TO COMPLY WITH BLUE SKY LAWS

Background

Formed as a private REIT, we previously raised capital through private placements exclusively from “accredited investors” under the exemption from registration under the Securities Act provided by Regulation D of the Securities Act. Unlike our previous private offering under Regulation D, our offering of Class A and Class M shares will not be exempt from the blue sky laws because it will be made available to the public pursuant to a registration statement filed with the SEC under the Securities Act. More specifically, as a condition to selling our shares in certain blue sky jurisdictions, certain state securities administrators require us to include in our charter provisions consistent with those set forth in the NASAA REIT Guidelines, which apply to a REIT that is conducting a public offering of securities that are not listed for trading on a national securities exchange. The proposed amended and restated charter is designed to, among other things, satisfy the requirements imposed by the blue sky laws for our intended public offering.

The Amendments to Our Charter

This summary description of these amendments to our charter is qualified in its entirety by Appendix A to this proxy statement. The most significant amendments to our charter that are necessary to comply with the blue sky laws are described below.

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Distributions in Kind (Section 5.5) — Distributions in kind will not be permitted, except for distributions of readily marketable securities or our securities, distributions of beneficial interests in a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of our charter, or distributions in which our board of directors advises each stockholder of the risks associated with the direct ownership of the property, the board offers each stockholder the election of receiving such in-kind distributions and in-kind distributions are made only to those stockholders that accept such offer.

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Suitability of Investors (Section 5.8) — Each person selling shares in the public offering on our behalf is required to determine purchaser suitability and maintain records for six years. Normally, sales are made by registered broker-dealers, who are already subject to similar obligations. In addition, Class M shares not converted from Class E shares may be purchased only (i) through fee-based programs, or wrap accounts, of investment dealers, (ii) through participating broker-dealers that have alternative fee arrangements with their clients, (iii) through certain registered investment advisers, (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (v) by endowments, foundations, pension funds and other institutional investors or (vi) by our executive officers and directors and their immediate family members, as well as officers and employees of our advisor or other affiliates and their immediate family members, and, if approved by our board of directors, joint venture partners, consultants and other service providers. The requirements in Section 5.8 of the proposed amended and restated charter will only apply until such time as our common stock is listed on a national securities exchange.

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Director Independence (Section 7.1) — Requires that upon commencement of our public offering, a majority of our board of directors must be comprised of “independent directors,” as defined pursuant to the NASAA REIT Guidelines, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of the independent director’s successor.

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Experience of Directors (Section 7.2) — Each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the assets that we have acquired or intend to acquire. At least one independent director must have three years of relevant real estate experience.

•	Committees (Section 7.3) — Requires that the majority of the members of each board committee be independent directors.

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Fiduciary Obligations (Section 7.5) — Provides that the directors serve in a fiduciary capacity to our company and have a fiduciary duty to the stockholders, including a specific fiduciary duty to supervise our relationship with our advisor.

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Issuance of Preferred Stock (Section 7.7) — Requires the issuance of preferred stock to be approved by a majority of independent directors not otherwise interested in the transaction who will have access, at our expense, to our legal counsel or to independent legal counsel.

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Director Removal (Section 7.11) — Permits directors to be removed from office at any time, with or without cause, by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.

•	Supervision of Advisor (Section 8.2) — Lists the various oversight responsibilities of our board of directors with respect to the performance and compensation of our advisor.

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Limitations on Advisory Agreement and Advisory Fees (Sections 8.5 through 8.11) — Imposes limitations on the terms of the advisory agreement and the fees we may pay to our advisor and prohibits us from reimbursing our advisor at the end of any fiscal quarter for total operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of average invested assets or 25% of net income for such year unless, among other things, the independent directors make a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses is justified.

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Investment Policies (Sections 9.1 and 11.2) — Requires the independent directors to review periodically (and, upon commencement of our public offering, not less often than annually) our investment policies to determine that the policies are in the best interests of our stockholders and requires a stockholder vote to amend any investment policies set forth in our charter.

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Investment Limitations and Transactions with Affiliates (Sections 9.2 and 9.3 and Sections 10.1 through 10.3) — Specifies certain limitations on investments we may make and the transactions we may enter into with our affiliates. The limitations set forth in Sections 9.2 and 9.3 of the proposed amended and restated charter will only apply until such time as our common stock is listed on a national securities exchange.

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Conflicts of Interest/Review of Investment Opportunities (Section 10.4) — Requires the board of directors to determine periodically whether the method for allocating investment opportunities between us and other programs affiliated with our advisor is fairly applied us.

•

Stockholder Meetings (Section 11.1) — An annual meeting must be held upon reasonable notice and within a reasonable period (not less than 30 days) after delivery of our annual report. A quorum will be the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes entitled to be cast at the meeting on any matter. Special meetings must be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at the meeting.

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Voting Rights (Section 11.2) — Clarifies the voting rights of our stockholders and provides, among other things, that stockholders are generally entitled to vote on the following matters: election or removal of directors, charter amendments, our dissolution, mergers or consolidations, and the sale of all or substantially all of our assets. It also provides that our board of directors may not, without stockholder approval, take various actions, including, without limitation, amending the charter to adversely affect the rights, preferences and privileges of the stockholders.

•	Voting Limitations (Section 11.3) — Provides that our advisor, our directors and their affiliates may not vote on matters relating to their removal or any transaction between us and them and that, in determining the requisite percentage in interest of shares necessary to approve a matter on which they may not vote, any shares owned by them will not be included.

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Inspection Rights (Section 11.4) — Permits any stockholder or its designated representative to inspect and copy for a reasonable charge any corporate records to which it is entitled under applicable law.

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Stockholder Lists (Section 11.5) — Permits any stockholder to access our stockholder list upon ten days’ notice (other than for a commercial purpose) and requires JLL Income Property Trust to comply with specific rules regarding the maintenance and availability of stockholder lists.

•	Reports to Stockholders (Section 11.6) — Requires additional reports to stockholders, including a report from the independent directors.

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Exculpation, Indemnification and Advance of Expenses (Article XII) — Imposes certain restrictions on our ability to indemnify our directors, our advisor and our advisor’s affiliates for liability suffered by them, to hold them harmless for liability suffered by us and to pay or reimburse their reasonable legal expenses in advance of final disposition of a proceeding, including (i) a prohibition on indemnification of our affiliated directors, our advisor and our advisor’s affiliates for negligence or misconduct, (ii) a prohibition on indemnification of our independent directors for gross negligence or willful misconduct, (iii) a prohibition on indemnification for securities law violations unless there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the indemnitee, the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee or, among other things, a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made and (iv) a prohibition on the advancement of expenses in a legal proceeding initiated by a stockholder unless a court of competent jurisdiction approves the advancement.

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Roll-up Transactions (Article XVI) — A roll-up transaction is a transaction involving our acquisition, merger, conversion or consolidation, either directly or indirectly, and the issuance of securities of a partnership, REIT, corporation or similar entity, or a roll-up entity, to stockholders. Our proposed amended and restated charter contains certain restrictions on our ability to effect a roll-up transaction, including, among other things, the requirement to obtain independent appraisals of our assets in connection with such a transaction and the requirement to offer common stockholders who vote against the transaction the choice of accepting securities of the roll-up entity offered in the transaction or one of the following: remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously or receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

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Conforming Changes — Our proposed amended and restated charter reflects changes made for clarification and ministerial purposes and to be consistent with the Maryland General Corporation Law, the NASAA REIT Guidelines and other provisions in our charter. These may include, for example, clarification of certain defined terms and cross-references, as well as conforming language to the corresponding provisions of the Maryland General Corporation Law or the NASAA REIT Guidelines.

Our board of directors unanimously recommends a vote “FOR”

the amendments to our charter to comply with the blue sky laws.

PROPOSAL NO. 1(C)

AMENDMENT REGARDING TENDER OFFERS

Background

In the event of a “mini-tender” offer for shares of our stock, currently a stockholder must make a decision whether or not to tender his, her or its stock without having the benefit of the full disclosure and notice requirements under the Exchange Act. Our board of directors believes that because there is no trading market for our stock, it is important that stockholders have adequate information to evaluate a mini-tender offer. Our board of directors believes that requiring any person making a mini-tender offer for our stock to comply with the provisions set forth in Regulation 14D of the Exchange Act (other than the requirement to file tender offer documents with the Securities and Exchange Commission), including, without limitation, disclosure and notice requirements, will be beneficial to stockholders in making a decision on whether or not to tender in the event a mini-tender offer is commenced. Although the proposed amendment will increase the costs for a person making a mini-tender offer, this additional cost is outweighed by the benefit to stockholders associated with having more complete information. In addition, responding to mini-tender offers can be both costly and time consuming for JLL Income Property Trust. Our board of directors believes that the proposed amendment will minimize the costs associated with responding to mini-tender offers by deterring persons who are not willing to comply with the disclosure and notice requirements beneficial to stockholders from making a mini-tender offer. In addition, this provision is frequently included in charters of non-listed REITs that conduct public offerings. Therefore, our board of directors proposes to amend the charter to include a provision that would require any person making a “mini-tender” offer to comply with the requirements set forth in Regulation 14D of the Exchange Act (other than the requirement to file tender offer documents with the Securities and Exchange Commission).

Proposed Amendment

We are proposing the addition of a new provision relating to tender offers, which is included as Section 11.7 of the proposed amended and restated charter attached hereto as Appendix A. The proposed new provision is set forth below:

Section 11.7 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per share price equal to the lesser of (i) the price then being paid per Common Share by the Corporation pursuant to the Corporation’s plan for the repurchase of Shares, (ii) the fair market value of a Share as determined by an independent valuation obtained by the Corporation, (iii) the estimated value of a Share as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, Inc. or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then listed.

Our board of directors unanimously recommends a vote “FOR” the amendment to our charter to include a provision that would require any person making a “mini-tender”

offer to comply with most of the requirements set forth in Regulation 14D of the Exchange Act.

PROPOSAL NO. 1(D)

AMENDMENTS TO AUTHORIZE “BLANK CHECK” PREFERRED STOCK

Background

We are seeking stockholder approval to authorize 50,000,000 shares of preferred stock, commonly known as “blank check” preferred stock. The preferred stock may be issued from time to time in one or more classes or series, and our board of directors, without further approval of our stockholders, would be authorized to set the rights, preferences, privileges and restrictions, including, but not limited to, conversion rights, voting powers, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption or repurchase, that are applicable to each class or series of preferred stock. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of our common stock.

Our board may determine to issue new preferred stock for a variety of corporate purposes, including, but not limited to, acquiring additional assets or interests in other companies, raising capital or repaying existing indebtedness. “Blank check” preferred stock is commonly authorized by public companies, including REITs, and can be issued as a means of raising capital and making acquisitions. In particular, when companies utilize senior classes of securities to raise capital, they often negotiate the terms of the securities to meet the needs of both the investors and the issuing company. These negotiated terms may include, without limitation, liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt to raise capital. By authorizing “blank check” preferred stock, we would increase our operational flexibility.

In the event of any issuances of preferred stock, the holders of common stock will not have any preemptive or similar rights to acquire any preferred stock that we may issue.

Anti-Takeover Effects of “Blank Check” Preferred Stock

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt. In addition, the issuance of shares of preferred stock to persons friendly to our board of directors could make it more difficult to remove incumbent managers and directors from office.

While the proposed amendments may have anti-takeover ramifications, we believe that the financial flexibility offered by the amendments outweighs any disadvantages. To the extent that the amendments may have anti-takeover effects, the amendments may encourage persons seeking to acquire our company to negotiate directly with our board, enabling our board to consider the proposed transaction in a manner that best serves our stockholders’ interests.

This proposal has not been made in response to, and is not being presented to deter, any effort to obtain control of our company and is not being proposed as an anti-takeover measure. We have no arrangements, agreements or understandings in place at the present time for the issuance or use of the shares of preferred stock to be authorized by the proposed amendment to our charter.

Proposed Amendment

The following summary of the proposed amendments to the charter is qualified in its entirety by Appendix A to this proxy statement.

We are proposing to include in Section 5.1 of the proposed amended and restated charter a provision authorizing our company to issue up to 50,000,000 of preferred stock, $0.01 par value per share. Section 5.3 of the proposed amended and restated charter authorizes our board of directors to classify any unissued preferred shares and reclassify any previously classified but unissued preferred shares into one or more classes or series of shares, subject to certain restrictions described therein. The proposed amended and restated charter also includes additional changes made for clarification and ministerial purposes to reflect the authorization of the issuance of preferred stock. These may include, for example, clarification of certain defined terms and cross-references, as well as conforming language to the corresponding provisions of the Maryland General Corporation Law.

Our board of directors unanimously recommends a vote “FOR” the amendments to our charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares.

PROPOSAL NO. 1(E)

AMENDMENTS TO MODERNIZE CHARTER BASED ON

DEVELOPMENTS IN LAW AND INDUSTRY

Background

Since our incorporation on May 28, 2004 under the laws of the State of Maryland, the law and industry standards regarding the charters of Maryland corporations, including those which have elected REIT status, have evolved. As a result, our board of directors has determined that our charter should be updated to reflect these developments and other ministerial changes and has recommended the proposal set forth below for stockholder approval at the special meeting. Among these amendments, we are seeking approval of certain provisions that will assist us in maintaining our status as a REIT, including a requirement for certain stockholders to provide us with certain information related to their stock ownership in us, and a provision denying stockholders appraisal rights unless our board of directors determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

The Amendments to Our Charter

The following summary of the proposed amendments to the charter is qualified in its entirety by Appendix A to this proxy statement. The most significant amendments that are proposed to modernize our charter are described below.

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Protection of REIT Status/Share Limitation/Creation of Charitable Trust (Section 6.1) — Adds additional provisions preventing the concentration of share ownership in order to protect REIT status. Generally these provisions provide that if a stockholder exceeds the 9.8% ownership limitation, the excess shares will be automatically transferred to a charitable trust effective the day before the violation to assist us in compliance with the REIT ownership limitations. We have the right to redeem/buy the shares from the charitable trust.

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Requirement for Certain Stockholders to Provide Information (Section 6.1.4) — Section 6.1.4 requires owners of more than 5% (or such lower percentage as required by the Internal Revenue Code or the Treasury Regulations promulgated thereunder) of the outstanding shares to give written notice to us, within 30 days after the end of each taxable year, stating the owner’s name and address, number of shares beneficially owned and a description of the manner in which such shares are held. We will use this information to ensure accuracy of certain filings we are required to make with the SEC and to determine the effect on our status as a REIT.

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Appraisal Rights (Section 7.8) — Provides that stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights. This provision will help to ensure that a transaction supported by an overwhelming majority of our stockholders is not deterred as a result of a small minority of stockholders demanding an appraisal of their shares.

Our board of directors unanimously recommends a vote “FOR” the amendments to our charter to modernize our charter based on developments in law and industry.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 15, 2011, the beneficial ownership of our common stock for each director and executive officer and all directors and officers as a group. To our knowledge, there is no person, or group of affiliated persons, that beneficially owns more than five percent of our common stock. Information with respect to beneficial ownership has been furnished by each of our directors and officers.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. The address for each of the persons listed in the table below is c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of All Shares (1)
Directors and Executive Officers:
Lynn C. Thurber	0	0%
Thomas F. McDevitt	0	0
Virginia G. Breen	0	0
Jonathan B. Bulkeley	0	0
Peter H. Schaff	0	0
C. Allan Swaringen	435	< 1
Gregory A. Falk	0	0
Gordon G. Repp	0	0

All directors and executive officers as a group	435	< 1%

(1)	The number of shares beneficially owned is not adjusted for the stock dividend which we intend to pay on or immediately prior to the offering commencement date. The stock dividend will have no effect on the percent of shares owned.

STOCKHOLDER PROPOSALS

To be considered for inclusion in our proxy materials for our 2012 annual meeting pursuant to Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing by January 11, 2012 to the Secretary of JLL Income Property Trust, Inc., c/o Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601. Failure to deliver a proposal by this date may result in it not being deemed timely received.

If you wish to submit a proposal that is not to be included in our proxy materials for its 2012 annual meeting or to nominate a director, for your proposal or nomination to be timely in accordance with Exchange Act Rules 14a-5(e)(2) and 14a-4(c)(1), you must submit your proposal or nomination to our Secretary at the address in the preceding paragraph by March 26, 2012.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your financial advisor; (2) direct your written request to Jones Lang LaSalle Income Property Trust, Inc. Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601; or (3) call Client Service at BNY Mellon Investment Servicing (US) Inc., P.O. Box 9865, Providence, Rhode Island 02940. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with our board of directors or any of its directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the Secretary of JLL Income Property Trust, Inc., c/o Stockholder Services, at 200 East Randolph Drive, Chicago, Illinois 60601, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairman of the Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our board of directors. The purpose of this screening is to avoid having our board of directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our board of directors, the relevant committee of our board of directors or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.

OTHER MATTERS

Our management is not aware of any other matters to come before the meeting. If, however, any other matters do come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

INCORPORATION BY REFERENCE

The following documents, which have been filed by the company with the SEC, copies of which can be found on the SEC’s website at http://www.sec.gov, are incorporated into this proxy statement by reference thereto:

•	The company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on March 3, 2011.

•	The company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 filed with the SEC on May 9, 2011.

•	The company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011 filed with the SEC on August 4, 2011.

•	The company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 filed with the SEC on November 3, 2011.

•	The company’s Current Reports on Form 8-K filed with the SEC on June 17, 2011, September 1, 2011, October 7, 2011 and November 14, 2011.

Any statement contained in a document incorporated or deemed to be incorporated in this proxy statement by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated in this proxy statement by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

APPENDIX A

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

FORM OF SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is: Jones Lang LaSalle Income Property Trust, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and the costs of performing due diligence.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Real Estate Related Assets or the purchase, development or construction of a Property, including real estate commissions, selection fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be development fees and construction fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Asset. The term “Asset” shall mean any Property, Real Estate Related Asset or other investment owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.

Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in Real Estate and Real Estate Related Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the board of directors of the Corporation.

Business Day. The term “Business Day” shall mean any day on which the NYSE is open for trading.

Bylaws. The term “Bylaws” shall mean the bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Class A Common Shares. The term “Class A Common Shares” shall have the meaning as provided in Section 5.1 herein.

Class E Common Shares. The term “Class E Common Shares” shall have the meaning as provided in Section 5.1 herein.

Class M Common Shares. The term “Class M Common Shares” shall have the meaning as provided in Section 5.1 herein.

Code. The term “Code” shall have the meaning as provided in Article II herein.

Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owned” and “Constructively” (as the context requires) shall have the correlative meanings.

Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Expenses and Acquisition Fees, if applicable.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager. The term “Dealer Manager” shall mean LaSalle Investment Management Distributors, LLC, a Delaware limited liability company, or such other Person selected by the Board to act as the distributor for an Offering.

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distribution Fee. The term “Distribution Fee” shall have the meaning as provided in Section 5.2.6 herein.

Distributions. The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean with respect to any Stockholder, the percentage limit established by the Board of Directors pursuant to Section 6.1.7 for such Stockholder, subject to adjustment pursuant to Section 6.1.8.

Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Participating Broker-Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

Incentive Fee. The term “Incentive Fee” shall have the meaning as provided in Section 8.7 herein. For the avoidance of doubt, any fee payable to the Advisor and not required to be paid from the gain from the Sale of Assets, such as a fee that is calculated based on the total annual return to Stockholders, is not an Incentive Fee.

Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.

Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the Appraisal Institute shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

Independent Director. The term “Independent Director” shall mean a Director who is not and within the last two years has not been directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) service, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

Initial Date. The term “Initial Date” shall mean the date on which Shares are first issued in the Initial Public Offering.

Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.

Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.

Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange, but shall not include the listing of the Common Shares on the NASDAQ Capital Market, over-the-counter market or the OTC Link interdealer quotation system. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.

Net Asset Value per Class A Common Share. The term “Net Asset Value per Class A Common Share” shall mean the net asset value of the Corporation allocable to the Class A Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class A Common Shares.

Net Asset Value per Class E Common Share. The term “Net Asset Value per Class E Common Share” shall mean the net asset value of the Corporation allocable to the Class E Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class E Common Shares.

Net Asset Value per Class M Common Share. The term “Net Asset Value per Class M Common Share” shall mean the net asset value of the Corporation allocable to the Class M Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class M Common Shares.

Net Assets. The term “Net Assets” shall mean the total Assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves. If the Advisor receives an Incentive Fee pursuant to Section 8.7 hereof, Net Income, for purposes of calculating Total Operating Expenses in Section 8.10 hereof, shall exclude any gain from the sale of the Corporation’s assets in accordance with the NASAA REIT Guidelines.

Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares registered for sale to the public in accordance with applicable federal and state securities laws.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean all expenses incurred by or on behalf of the Corporation in connection with and in preparing the Corporation for registration of, and subsequently offering and distributing to the public, its Shares, which may include but are not limited to: total underwriting and brokerage discounts and commissions, including fees of the underwriters’ attorneys; expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity;

telephone and other telecommunications costs; all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings); charges of transfer agents, registrars, trustees, escrow holders, depositories and experts; and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including accountants’ and attorneys’ fees and expenses.

Participating Broker-Dealers. The term “Participating Broker-Dealers” shall mean those broker-dealers that are members of Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VI herein, would Beneficially Own or Constructively Own Shares in violation of Section 6.1.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

Real Estate Related Asset. The term “Real Estate Related Asset” shall mean any investments by the Corporation in (a) mortgage, mezzanine, bridge and other loans on Real Property, (b) equity securities such as common stocks, preferred stocks and convertible securities of public or private real estate companies, and (c) debt securities such as collateralized mortgage backed securities, commercial mortgages and other debt securities.

Real Property or Real Estate. The term “Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.

REIT. The term “REIT” shall mean a real estate investment trust within the meaning of the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a) a transaction involving securities of the Roll-Up Entity that have been Listed for at least twelve months; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)	voting rights of the holders of Common Shares;

(ii)	the term of existence of the Corporation;

(iii)	Sponsor or Advisor compensation; or

(iv)	the Corporation’s investment objectives.

Sale or Sales. The term “Sale” or “Sales” shall mean (a) any transaction or series of transactions whereby: (i) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture in which the Corporation is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (iv) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Real Estate Related Asset or portion thereof (including any payments under a Mortgage or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (b) not including any transaction or series of transactions specified in clause (a)(i) through (v) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.

Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

Sponsor. The term “Sponsor” shall mean any Person which (a) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (b) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (c) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (d) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (e) has a substantial number of relationships and contacts with the Corporation, (f) possesses significant rights to control Properties, (g) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (h) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Sponsor’s Minimum Investment. The term “Sponsor’s Minimum Investment” shall mean that portion of the equity interests in the Corporation (or a consolidated subsidiary thereof) issued to the Sponsor or its Affiliate in exchange for a minimum of $200,000 of the Common Shares pursuant to Section II.A. of the NASAA REIT Guidelines.

Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.

Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.

Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under GAAP, that are in any way related to the operation of the Corporation or its business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer and registration of Securities, (b) interest payments, (c) taxes, (d) non-cash expenditures such as depreciation, amortization and bad debt reserves, (e) Incentive Fees paid in compliance with the NASAA REIT Guidelines, (f) Acquisition Fees and Acquisition Expenses, (g) real estate commissions on the Sale of Real Property, and (h) other fees and expenses connected with the acquisition, disposition, management and ownership of Real Estate Related Assets or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of “Total Operating Expenses” set forth above is intended to encompass only those expenses which are required to be treated as Total Operating

Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive Distributions, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.

Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of common stock, $0.01 par value per share (the “Common Shares”), 400,000,000 of which are classified as Class A Common Shares (the “Class A Common Shares”), 200,000,000 of which are classified as Class E Common Shares (the “Class E Common Shares”), and 400,000,000 of which are classified as Class M Common Shares (the “Class M Common Shares”), and 50,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $10,500,000. All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2 Common Shares.

Section 5.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2 Description. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share. Prior to the Restriction Termination Date, the Corporation shall not issue any class of Common Shares if such issuance would jeopardize the Corporation’s status as a REIT.

Section 5.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or any Distribution of the Assets of the Corporation, (i) the holder of each Class A Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class A Common Share, (ii) the holder of each Class E Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class E Common Share, and (iii) the holder of each Class M Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class M Common Share. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available Assets of the Corporation, or proceeds thereof, distributable among the holders of Common Shares shall be insufficient to pay in full the above described liquidation payments, then such Assets, or the proceeds thereof, shall be distributed among the holders of the Class A Common Shares, the Class E Common Shares and the Class M Common Shares ratably in the same proportion as the respective amounts that would be payable on such Class A Common Shares, Class E Common Shares and Class M Common Shares if all amounts payable thereon were paid in full.

Section 5.2.4 Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, each holder of a Common Share shall vote together with the holders of all other Common Shares entitled to vote, and the holders of the Common Shares shall have the exclusive right to vote, on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 5.2.5 Selling Commissions. Each Class A Common Share issued in an Offering shall be subject to a Selling Commission which shall be calculated as a percentage of the purchase price for such Class A Common Share as described in the Prospectus. No Class M Common Share sold in an Offering shall be subject to a Selling Commission.

Section 5.2.6 Distribution Fees. With respect to each Class A Common Share, the Dealer Manager shall be entitled to a distribution fee (a “Distribution Fee”) that shall be accrued daily and calculated as a percentage of Net Asset Value per Class A Common Share as described in the Prospectus. The Dealer Manager shall not be entitled to a Distribution Fee with respect to any Class E Common Share or any Class M Common Share.

Section 5.2.7 Dealer Manager Fee. With respect to each Class A Common Share and Class M Common Share, the Dealer Manager shall be entitled to a dealer manager fee (a “Dealer Manager Fee”) that shall be accrued daily and calculated as a percentage of the Net Asset Value per Class A Common Share and the Net Asset Value per Class M Common Share, respectively, as described in the Prospectus. The Dealer Manager shall not be entitled to a Dealer Manager Fee with respect to any Class E Common Share.

Section 5.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share. Prior to the Restriction Termination Date, the Corporation shall not issue any Preferred Shares if such issuance would jeopardize the Corporation’s status as a REIT.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5 Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other Assets of the Corporation or in Securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. Distributions shall be made to the Class A Common Shares, Class E Common Shares and Class M Common Shares at the same time, and the per share amount of Distributions on different classes of Common Shares shall be determined as described in the Prospectus, as may be amended from time to time. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to maintain its status as a REIT under the Code; however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for Distributions of readily marketable securities or securities of the Corporation, Distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its Assets in accordance with the terms of the Charter or Distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind Distributions, and (c) in-kind Distributions are made only to those Stockholders that accept such offer.

Section 5.6 Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

Section 5.7 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To Transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such Transfer will also be recorded on the books of the Corporation. Upon issuance or Transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.

Section 5.8 Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until a Listing has occurred, the following provisions shall apply:

Section 5.8.1 Investor Suitability Standards. To become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time, that such individual (or, in the case of a fiduciary, that the fiduciary account, the donor who directly or indirectly supplies the funds to purchase the Shares or the beneficiary of the fiduciary account) meets the minimum annual gross income level or the net worth (excluding home, home furnishings and automobiles) level contained in any Prospectus of the Corporation. With respect to participant-directed purchases under a 401(k) or other defined contribution plan, an authorized plan fiduciary who has approved the Shares as an available investment under the plan is considered a “fiduciary account.”

Section 5.8.2 Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for purchasing Common Shares; (b) can reasonably benefit from an investment in Common Shares based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the prospective Stockholder may lose the entire investment; (iii) the lack of liquidity of an investment in Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment. The Sponsor, the Dealer Manager and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.

Section 5.8.3 Class M Common Share Suitability Standards. In addition to the investor suitability standards described in Section 5.8.1 hereof, no Person may purchase Class M Common Shares unless such Person purchases through (a) fee-based programs, also known as wrap accounts, of investment dealers, (b) certain registered investment advisors or (c) bank trust departments or any other organization authorized to act in a fiduciary capacity for its clients or customers. All sales of Class M Common Shares must be made through registered broker-dealers.

Section 5.8.4 Conversion of Class E Shares. On the first anniversary of the Commencement of the Initial Public Offering, each Class E Common Share shall automatically convert into a number of Class M Common Shares equal to the number of Class E Common Shares being converted multiplied by the Net Asset Value per Class E Common Share as of the conversion date and divided by the Net Asset Value per Class M Common Share as of the conversion date.

Section 5.8.5 Minimum Investment. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no initial sale of Common Shares will be permitted of less than $10,000.

Section 5.9 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.

Section 5.10 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and

(b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1 Shares.

Section 6.1.1 Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 6.4:

(a) Basic Restrictions.

(i) (A) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit; (B) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit; and (C) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(iv) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock could result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

(v) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being considered a “pension-held REIT” within the meaning of Section 856(h)(3)(D) of the Code.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i), (ii), (iv) or (v);

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i), (ii), (iv) or (v) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i), (ii), (iv) or (v), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i), (ii), (iv) or (v) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee; provided further, however, that this Section 6.1.2 shall not require the Board of Directors to refuse to redeem Shares or to void any prior redemptions of Shares.

Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5 Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7 Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);

(ii) such Person does not, and represents that it will not, own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation), other than an interest of a taxable REIT subsidiary with respect to the Corporation or a tenant of such taxable REIT subsidiary that would cause the Corporation to own, actually or Constructively, a 9.9% or greater interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to maintain its status as a REIT, shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

(e) The Excepted Holder Limits may be modified as follows:

(i) The Excepted Holder Limit for any Excepted Holder shall be reduced after any Transfer permitted in this Article VII by such Excepted Holder by the percentage of the outstanding shares of Capital Stock so Transferred, but no Excepted Holder Limit shall be reduced to a percentage which is less than the Common Stock Ownership Limit.

(ii) Upon the issuance by the Corporation of any Capital Stock, the Excepted Holder Limit for any Excepted Holder shall be reduced to the percentage of the outstanding shares of Capital Stock held by any such Excepted Holder immediately after any such issuance, but no Excepted Holder Limit shall be reduced to a percentage which is less than the Common Stock Ownership Limit.

(iii) Prior to the modification of any Excepted Holder Limit pursuant to Section 7.2.7(e), the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

Section 6.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1, the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a REIT under the Code. Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must give immediate written notice or, in the case of a proposed or attempted transaction, at least 15 days prior written notice to the Corporation. If any of the restrictions on Transfer or ownership as set forth in (i) through (iv) above are violated, the Shares in excess or in violation of such limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i) through (iv) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each Stockholder on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 6.2 Transfer of Shares in Trust.

Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (y) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (z) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3 NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated interdealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be seven, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall not be fewer than three. Upon Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor.

The names of the Directors who shall serve until the next annual meeting of Stockholders and until their successors are duly elected and qualify are:

Virginia D. Breen

Jonathan B. Bulkeley

Thomas F. McDevitt

Peter H. Schaff

Lynn C. Thurber

The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions, unless there are no remaining Independent Directors to so nominate a replacement to fill a vacancy, in which case a majority vote of the remaining Directors will be sufficient.

Section 7.2 Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.3 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

Section 7.4 Term. Each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies; provided, however, that the terms of any Preferred Shares issued by the Corporation may provide for termination after less than one year of the term of office of any Director elected by the holders of such Preferred Shares. Directors may be elected to an unlimited number of successive terms.

Section 7.5 Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.

Section 7.6 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access, at the Corporation’s expense, to the Corporation’s legal counsel or to independent legal counsel.

Section 7.8 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 7.9 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the Net Income for any period and the amount of Assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on sales of Assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any Asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any Assets by the Corporation; the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section 7.10 REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

Section 7.12 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.

ARTICLE VIII

ADVISOR

Section 8.1 Appointment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The qualifications of the Advisor shall be set forth in the Prospectus.

Section 8.2 Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and

(g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.

Section 8.4 Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

Section 8.5 Term and Termination. The Advisory Agreement shall have a term of no more than one year, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.

Section 8.6 Disposition Fee on Sale of Property. As required by the NASAA REIT Guidelines, the Corporation may pay the Advisor a disposition fee upon the Sale of any Property or Properties in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission, or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of such Property or Properties, as determined by a majority of the Independent Directors. In addition, as required by the NASAA REIT Guidelines, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.

Section 8.7 Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable (an “Incentive Fee”). As required by the NASAA REIT Guidelines, the Corporation may pay the Advisor an Incentive Fee only if such payment does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor or any Affiliate.

Section 8.8 Organization and Offering Expenses Limitation. The Corporation may reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and, as required by the NASAA REIT Guidelines, shall in no event exceed 15% of the Gross Proceeds of each Offering.

Section 8.9 Acquisition Fees and Expenses. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and, as required by the NASAA REIT Guidelines, shall not exceed an amount equal to six percent of the Contract Purchase Price or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.

Section 8.10 Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such 12-month period. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.

Section 8.11 Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1 Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

Section 9.2 Certain Permitted Investments. Until such time as the Common Shares are Listed, the following provisions shall apply:

(a) The Corporation may invest in Assets and may hold investments in bank accounts, money market funds, marketable securities and other current assets.

(b) The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate thereof, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.

(c) The Corporation may not invest in equity securities (other than equity securities traded on a national securities exchange or included for quotation on an interdealer quotation system) except to the extent that such investment is within the specific parameters set forth in the investment guidelines and approved by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair, competitive and commercially reasonable.

Section 9.3 Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time consistent with the Corporation’s objective of maintaining its status as a REIT, the following investment limitations shall apply to the Corporation until such time as the Common Shares are Listed:

(a) Not more than ten percent of the Corporation’s total Assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in Real Estate Related Assets.

(c) The Corporation shall not invest in or make any Mortgage (excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(e) The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.

(f) The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

(g) The consideration to be paid for each Real Property shall ordinarily be based on the fair market value of the Real Property. If a majority of the Independent Directors on the Board of Directors or a duly authorized committee thereof determines, or if the Asset is acquired from the Advisor, the Sponsor, a Director or any of their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.

(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%.

Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.

(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.

(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(l) The Corporation shall not engage in the business of securities trading, underwriting or the agency distribution of securities issued by other Persons.

(m) The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in publicly-traded entities. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an interdealer quotation system.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to the Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate thereof or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.

Section 10.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. The Advisor, the Sponsor, a Director or an Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such transaction as being fair and reasonable to the Corporation.

Section 10.3 Other Transactions.

(a) The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof, except for Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and on terms not less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.

(b) The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.

Section 10.4 Review of Investment Opportunities. The Board shall determine (not less often than annually) whether the method for the allocation of the acquisition of Real Properties between the Corporation and other programs affiliated with the Advisor is fairly applied to the Corporation.

ARTICLE XI

STOCKHOLDERS

Section 11.1 Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president, the chief executive officer or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of Stockholders upon the written request of Stockholders entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws. If the meeting is called by the secretary upon the written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request not less than 15 days nor more than 60 days after the delivery of such notice; provided, however, that if no time or place is so specified in the Stockholder request, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

Section 11.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (v) amend the Charter to adversely affect the rights, preferences and privileges of the Stockholders; (w) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (x) liquidate or dissolve the Corporation other than before the initial investment in Property; (y) sell all or substantially all of the Corporation’s Assets other than in the ordinary course of business or as otherwise permitted by law; or (z) cause the merger or similar reorganization of the Corporation except as permitted by law.

Section 11.3 Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent, at the home office of the Corporation upon the request of such Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List for reasons including, but not limited to, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.

If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by such Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, including a tender offer or “mini-tender” offer for Shares, other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

Section 11.6 Reports. For each fiscal year after the Commencement of the Initial Public Offering, the Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder and each holder of other publicly held Securities as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates an annual report that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Section 11.7 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange

Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per Share price equal to the lesser of (i) the price then being paid per Common Share by the Corporation pursuant to the Corporation’s plan for the repurchase of Shares, (ii) the fair market value of a Share as determined by an independent valuation obtained by the Corporation, (iii) the estimated value of a Share as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of Financial Industry Regulatory Authority, Inc. or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.

ARTICLE XII

LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s Assets or the affairs of the Corporation by reason of his being a Stockholder.

Section 12.2 Limitation of Director and Officer Liability.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b) below, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders

Section 12.3 Indemnification.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

Section 12.4 Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

Section 12.5 Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s Assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

ARTICLE XIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV

ROLL-UP TRANSACTIONS

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s Assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s Assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the Assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed

Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.

ARTICLE XV

DURATION

The Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

THIRD: Pursuant to Section 2-602(b)(8) of the Maryland General Corporation Law, the charter of the Corporation is hereby further amended to provide that, immediately upon the acceptance for record of these Second Articles of Amendment and Restatement by the State Department of Assessments and Taxation of Maryland (the “Effective Time”), each share of common stock, $0.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be changed into one Class E Common Share having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth in Article V of the foregoing amendment and restatement of the charter.

FOURTH: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FIFTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SEVENTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

EIGHTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was 100,000,000 shares of common stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value was $1,000,000.

NINTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,050,000,000, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share, 400,000,000 of which are classified as Class A Common Shares, 200,000,000 of which are classified as Class E Common Shares, and 400,000,000 of which are classified as Class M Common Shares, and 50,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,500,000.

TENTH: The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this            day of            , 2012.

ATTEST:		JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:		By:
	Gordon G. Repp		C. Allan Swaringen
	General Counsel and Secretary		Chief Executive Officer and President

PROXY TABULATOR

P.O. BOX 9112

Farmingdale, NY, 11735

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD AND DO NOT MAIL YOUR PROXY CARD IF YOU AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET OR PHONE

To vote by Internet

1)    Read the proxy statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com.

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the proxy statement and have the proxy card below at hand.

2)    Call 1-800-690-6903.

3)    Follow the instructions.

To vote by Mail

1)    Read the proxy statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

    ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
	For	Against	Abstain
The board of directors recommends a vote “FOR” all proposals.

Proposal No. 1(a): To amend the charter to provide for the change of the currently outstanding, unclassified shares of common stock into shares of Class E common stock.	☐	☐	☐

Proposal No. 1(b): To amend the charter to comply with the NASAA REIT Guidelines governing the company’s contemplated public offering.	☐	☐	☐

Proposal No. 1(c): To amend the charter to require any person making a “mini-tender” offer for shares of our stock to comply with most of the requirements set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended.	☐	☐	☐

Proposal No. 1(d): To amend the charter to authorize “blank check” preferred stock, consisting of 50,000,000 authorized shares, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as shall be fixed by the company’s board of directors.	☐	☐	☐

Proposal No. 1(e): To amend the charter to be consistent with developments in REIT law and industry practice.	☐	☐	☐

PLEASE MARK, SIGN AND DATE, AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THlS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

[M12803]

PROXY

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2012

The undersigned stockholder of JONES LANG LASALLE INCOME PROPERTY TRUST, INC., a Maryland corporation (the “Company”), hereby appoints C. Allan Swaringen and Gordon G. Repp as proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of stockholders of the Company to be held at the offices of the Company at 200 East Randolph Drive, Chicago, Illinois 60601 at 8:30 a.m. Central time on January 20, 2012, and any and all postponements, continuations and adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would possess if personally present, upon and in respect of the matters indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder. The Company’s board of directors recommends that stockholders vote “FOR” the approval of the proposed amendments to the charter of the Company as set forth in the Second Articles of Amendment and Restatement of the Company.

Unless authorizing a proxy by telephone or Internet, please complete, sign, date and return the proxy card promptly using the enclosed envelope.